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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 28, 2000


                      INTEGRATED INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      29947                    860624332
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


               1560 W. FOUNTAINHEAD PARKWAY, TEMPE, ARIZONA 85282
               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code  (480) 317-8000


         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

         On March 28, 2000, Integrated Information Systems, Inc. (the "Company") entered into a sublease for a portion of goracing.com's 65,018 square foot facility in Tempe, Arizona, and assumed leases of equipment for an application hosting center previously operated as an in-house facility by goracing.com, Inc.
(and its parent company Action Performance Companies, Inc., collectively
"goracing"). The Company also entered into an Asset Purchase Agreement for the purchase of approximately $2 million in computer equipment. In connection with the transaction, the Company will provide goracing.com with hosting services for goracing.com's web site and related applications. Payments for the facilities and capital equipment total approximately $18 million over up to 10 years.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.


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
    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------
    10.1          Sublease Agreement between the Company and Action Performance
                  Companies, Inc. dated March 28, 2000.

    10.2 Equipment Sublease Agreement between the Company and goracing.com, Inc. dated March 28, 2000.

    10.3          Equipment Sublease Agreement between the Company and Action
                  Performance Companies, Inc. dated March 28, 2000.

    10.4          Asset Purchase Agreement between the Company and goracing.com,
                  Inc. dated March 28, 2000.

    10.5          Services Agreement between the Company and goracing.com, Inc.
                  dated March 28, 2000.

    99.1          Press Release dated March 31, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTEGRATED INFORMATION SYSTEMS, INC.



Date: March 31, 2000                      By: /s/ David Wirthlin
                                             ----------------------------------
                                             David Wirthlin
                                             (Principal Financial Officer and
                                             Duly Authorized Officer)







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                                  EXHIBIT INDEX

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
    EXHIBIT
    NUMBER        DESCRIPTION








    EXHIBIT
    NUMBER        DESCRIPTION
    10.1          Sublease Agreement between the Company and Action Performance
                  Companies, Inc. dated March 28, 2000.

    10.2 Equipment Sublease Agreement between the Company and goracing.com, Inc. dated March 28, 2000.

    10.3          Equipment Sublease Agreement between the Company and Action
                  Performance Companies, Inc. dated March 28, 2000.

    10.4          Asset Purchase Agreement between the Company and goracing.com,
                  Inc. dated March 28, 2000.

    10.5          Services Agreement between the Company and goracing.com, Inc.
                  dated March 28, 2000.

    99.1          Press Release dated March 31, 2000.
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